FEE WAIVER/EXPENSE REIMBURSEMENT AGREEMENT is incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment
No. 37 to the Registration Statement as filed with the SEC on May 20, 2009 (SEC Accession No. 0001193125-09-115850).